Q4 2023 Earnings Supplement February 2024 Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. On July 11, 2019, Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2024 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Each of “organic card payment volume growth,” “organic revenue growth,” and “organic gross profit (GP) growth” is a non-GAAP financial measure that represents the percentage change in the applicable metric for a fiscal period over the comparable prior fiscal period, exclusive of any incremental amount attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” or “normalized” (such as Normalized Organic GP Growth) is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures.. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar description, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

1 Financial Update & Outlook

We remain positioned for another year of profitable growth, while being focused on accelerating FCF conversion in 2024 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

Financial Update – Q4 2023 ($MM) Revenue Gross Profit Adjusted EBITDA (2) Organic growth, excluding political media is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 32 for reconciliation Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 25 for reconciliation. Adjusted EBITDA margin represents adjusted EBITDA / revenue Decline in year-over-year Adjusted EBITDA and margin due to the divestiture of Blue Cow Software and political media contributions in Q4 2022 Take rate represents revenue / card payment volume Gross profit margin represents gross profit / revenue 80% 77% % Margin (5) 49% 44% (3) % Margin (2) 1.10% 1.18% Take Rate (4) 13% y/y organic growth, excl. political media (1) 14% y/y organic growth, excl. political media (1) (3)

Growth by Segment – Q4 2023 ($MM) Organic growth, excluding political media is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 32 for reconciliation Includes the impact from Intercompany eliminations Gross Profit Margin 79.5% 77.3% 14% y/y organic, excl. political media (1) Take Rate 1.10% 1.18% 13% y/y organic, excl. political media (1) Organic GP growth, excl. political media (1) Consumer Payments 13% Business Payments 25% Total Company (2) 13%

FY 2023 Financial Highlights Gross profit represents revenue less costs of services Organic growth, excluding political media is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures.” See slides 30 and 31 for reconciliation Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 26 for reconciliation. Adjusted EBITDA margin represents adjusted EBITDA / revenue CARD PAYMENT VOLUME $25.7bn (+6% organic, excl. political media)(2) REVENUE ADJUSTED EBITDA(3) REPAY’s Unique Model Translates Into a Highly Attractive Financial Profile (Represents YoY Growth) $296.6MM (+12% organic, excl. political media)(2) GROSS PROFIT(1) $226.9MM (+13% organic, excl. political media)(2) $126.8MM 43% margin

FY 2023 Gross Profit Bridge ($MM) New GP Dollars Political media impact Divestiture impact FY 2023 Gross Profit growth 6% Divestiture impact (4%) Organic Gross Profit Growth (1) 10% Political media impact (3%) Normalized Organic GP Growth (2) 13% Organic gross profit (or GP) growth is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 31 for reconciliation Normalized organic GP growth is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 31 for reconciliation

Consumer Payments Results – FY 2023 ($MM) Key Business Highlights Strength across personal loans, credit unions, and mortgage servicing Winning large enterprise clients who are adopting more payment channels and modalities Take rates continued to benefit from our non-card volume-based businesses Executing on integration refreshes to further penetrate software partnerships, which leads to confidence in our sales pipeline Gross Profit Margin 78.8% 78.4% Take Rate 1.23% 1.29% 15% y/y organic growth (1) (11% y/y growth, as reported) 16% y/y organic growth (1) (11% y/y growth, as reported) Organic growth is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 31 for reconciliation

Strong sales pipeline within healthcare, property management, auto, and municipality verticals via direct sales and new / refreshed integrations Increased our AP Supplier Network to over 261,000 suppliers Gross Profit growth impacted by lapping political media Sustained momentum of high-teens y/y growth, excluding political media GP margins benefited from processing costs optimization and automation initiatives Business Payments Results – FY 2023 ($MM) Key Business Highlights Gross Profit Margin 71.4% Take Rate 0.78% Revenue and gross profit growth, excluding political media are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 31 for reconciliation 3% y/y growth, excl. political media (1) 10% y/y growth, excl. political media (1) (-11% y/y growth, as reported) (-8% y/y growth, as reported) 73.5% 0.90%

Calculated using 2023 adjusted EBITDA, excluding estimated contribution from Blue Cow Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Hiring focused on revenue generating / supporting roles Limited discretionary expenses Negotiations with vendors Business continues to show high cash flow conversion Continued investments in organic growth Committed to Prudently Managing Leverage Total Outstanding Debt comprised of 0% coupon on $440 million Convertible Note with maturity in 2026 (if not converted) $185 million revolver facility provides flexibility for further acquisitions Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance) Paid down $20 million balance on February 28, 2023 Leverage Total Debt $440 MM Cash on Hand $118 MM Net Debt $322 MM Net Leverage(1) 2.6x Liquidity Cash on Hand $118 MM Revolver Capacity $185 MM Total Liquidity $303 MM Strong Liquidity Position as of December 31, 2023

11

FY 2024 Outlook

REPAY expects the following financial results for full year 2024

REVENUE	GROSS PROFIT	ADJUSTED EBITDA	FREE CASH FLOW CONVERSION (1)
$314 – $320MM	**$245 – $250MM**	**$139 – $142MM**	**~60%**
	~78% Margins	**~44% Margins**	

Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted Adjusted EBITDA, Free Cash Flow, and Free Cash Flow Conversion to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading

1) Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA

REPAY
Realtime Electronic Payments

FY 2024 Gross Profit Outlook Bridge Blue Cow divestiture Existing Client Growth (1) Political media contribution (1) $245 - $250 New Client Growth (1) Management estimates as of 2/29/2024 (In $ Millions)

FY 2024 Outlook Bridge Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA Free Cash Flow Conversion (1) Gross Profit & Adjusted EBITDA $245 - $250 $139 - $142 Adjusted EBITDA to grow faster than Gross Profit… (In $ Millions) … combined with Capex reduction, FCF Conversion to accelerate ~

History of Sustained Growth Across All Key Metrics… Revenue (1) Card Payment Volume Adjusted EBITDA(2) Gross Profit (1) (In $ Billions) (In $ Millions) (In $ Millions) (In $ Millions) 14% CAGR 18% CAGR 20% CAGR 18% CAGR Consumer Payments Business Payments Consolidated Consolidated totals include the elimination of intersegment revenues Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 25 for reconciliation of Q4-2023 and Q4-2022. For other periods shown, see the reconciliations provided in the Company’s previous filings on Form 10-K or Form 10-Q with respect to such period ended.

…With Expanding Take Rates and Gross Profit Margins Gross Profit Margin Take Rate

2 Strategy & Business Updates

Acquire New Clients in Existing Verticals With Our Q4 2023 Performance We See Multiple Levers to Continue to Drive Growth Q4 2023 Normalized Organic GP Growth 13% EXECUTE ON EXISTING BUSINESS BROADENING ADDRESSABLE MARKET AND SOLUTIONS REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Operational Efficiencies Expand Usage and Increase Adoption Strategic M&A Future Market Expansion Opportunities Majority of Consumer Payments growth from further penetration of existing client base Majority of Business Payments growth from acquiring new clients

18

Executing on Growth Plan

EXPANDING EXISTING BUSINESS

262 SOFTWARE PARTNER RELATIONSHIPS(1), INCLUDING:

CONSUMER PAYMENTS

GOLDPOINT, C&R Software, inovatec, SOLERA, Megasys, Q2, EllieMae, BLACK KNIGHT, Finicity

BUSINESS PAYMENTS

blackbaud, CDK Global, SPEND MEND, Dynamics 365 Business Central, PREMIER, OMNIA Partners, AccountMate, quadient, PDI Technologies, Sage, billtrust, veem

ADDED NEW CLIENTS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS

Ended Q4 2023 with 276 credit union clients

ERP & accounting software integrations provide vertical agnostic opportunities

VISA ACCEPTANCE FASTRACK PROGRAM

VISA

BROADEN ADDRESSABLE MARKET AND SOLUTIONS

Expanded TAM to ~$5.2 trillion(2) through strategic M&A

Continued to grow existing relationships and add new names to our **Buy Now Pay Later pipeline**

Completed concurrent common stock and convertible notes offerings in Q1 2021, as well as amended our revolving credit facility – providing the Company with **ample liquidity of $302 million(1)** to pursue deals

Engaged ~45 software developers thus far through relationship with Protego in Ireland to **enhance and accelerate new product and research & development capabilities**

1) As of 12/31/2023
2) Third-party research and management estimates as of 12/31/2023

REPAY Realtime Electronic Payments

Ample Runway in Consumer Payments Third-party research and management estimates as of 12/31/2023 Evolving consumer preferences and technology are requiring clients to embrace payment digitization TOTAL ADDRESSABLE MARKET(1) $1.8Tn VERTICAL END MARKETS 6 ISV INTEGRATION PARTNERS 165 REPAY’s integrated payment processing platform automates and modernizes our clients' operations, resulting in increased cash flow, lower costs, and improved customer experience Loan repayments expertise is core to our efficiency: from tokenization to our clearing & settlement engine Instant Funding accelerates the time at which borrowers receive loans while increasing digital repayments Multipronged go-to-market approach leverages both direct and indirect sales Continuing to invest into deeper ISV integrations, product innovation, and vertical specific technologies

Consumer Payments Offering Omnichannel Capabilities across Modalities Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

21

REPAY's Growing Business Payments Segment

Combined AR and AP automation solution provides a compelling value proposition to clients

$3.4Tn	15+	97	~261,000
TOTAL ADDRESSABLE MARKET(1)	VERTICAL END MARKETS	B2B INTEGRATED SOFTWARE PARTNERS	SUPPLIER NETWORK

B2B Merchant Acquiring

- $1.2Tn total addressable market
- Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals
- Expanded into B2B vertical via APS acquisition
- Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions

B2B AP Automation

- $2.2Tn total addressable market
- Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH
- Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions
- Entered the B2B healthcare space through Ventanex acquisition

1) Third-party research and management estimates as of 12/31/2023

REPAY
Realtime Electronic Payments

Powerful Business Payments Offering One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Client Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers

3 Appendix

Q4 2023 Financial Update Note: Not meaningful (NM) for comparison SG&A includes expense associated with non-cash impairment loss, the change in fair value of tax receivable liability, change in fair value of contingent consideration, loss on extinguishment of debt, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 25 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 27 for reconciliation of Adjusted Net Income to its most comparable GAAP measure THREE MONTHS ENDED DECEMBER 31 CHANGE $MM 2023 2022 AMOUNT %           Card Payment Volume $6,421.0 $6,611.8 ($190.9) (3%) Revenue $76.0 $72.7 $3.3 5% Costs of Services 17.3 14.9 2.4 16% Gross Profit $58.7 $57.8 $0.9 2% SG&A(1) 115.5 39.8 75.7 NM EBITDA ($56.8) $18.0 ($74.8) NM Depreciation and Amortization 24.7 25.3 (0.6) (2%) Interest Expense (Income), net (0.4) 1.1 (1.5) NM Income Tax Expense (Benefit) (3.4) (0.2) (3.2) NM Net Income (Loss) ($77.7) ($8.2) ($69.5) NM Adjusted EBITDA(2) $33.5 $35.9 ($2.4) (7%) Adjusted Net Income(3) $26.3 $21.8 $4.5 21%

25

Adjusted EBITDA Reconciliation

$MM	Q4 2023	Q4 2022
Net Income (Loss)	**($77.7)**	**($8.2)**
Interest Expense (Income), net	(0.4)	1.1
Depreciation and Amortization[1]	24.7	25.3
Income Tax Expense (Benefit)	(3.4)	(0.2)
EBITDA	**($56.8)**	**$18.0**
Non-cash change in fair value of contingent consideration[2]	–	1.0
Non-cash impairment loss[3]	75.8	8.1
Non-cash change in fair value of assets and liabilities[4]	3.8	(11.4)
Share-based compensation expense[5]	5.9	6.0
Transaction expenses[6]	0.9	2.9
Restructuring and other strategic initiative costs[7]	3.4	3.7
Other non-recurring charges[8]	0.5	7.6
Adjusted EBITDA	**$33.5**	**$35.9**

1) For the three months ended December 31, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
3) For the three months ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment. For the three months ended December 31, 2022, reflects non-cash impairment loss related to trade names write-offs of BillingTree and Kontrol.
4) For the three months ended December 31, 2023, reflects the changes in management's estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the three months ended December 31, 2022, reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans.
6) Primarily consists of (i) during the three months ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three months ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix.
7) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2023 and 2022.
8) For the three months ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three months ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense.

REPAY
Realtime Electronic Payments

26

Adjusted Full Year EBITDA Reconciliation

$MM	FY 2023	FY 2022
Net Income (Loss)	**($117.4)**	**$8.7**
Interest Expense (Income), net	1.0	4.2
Depreciation and Amortization[1]	103.9	107.8
Income Tax Expense (Benefit)	(2.1)	6.2
EBITDA	**($14.6)**	**$126.9**
Loss on business disposition[2]	10.0	–
Non-cash change in fair value of contingent consideration[3]	–	(3.3)
Non-cash impairment loss [4]	75.8	8.1
Non-cash change in fair value of assets and liabilities[5]	7.5	(66.9)
Share-based compensation expense[6]	22.2	20.5
Transaction expenses[7]	8.5	19.0
Restructuring and other strategic initiative costs[8]	11.9	7.9
Other non-recurring charges[9]	5.5	12.3
Adjusted EBITDA	**$126.8**	**$124.5**

1) For the years ended December 31, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the loss recognized related to the disposition of Blue Cow.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
4) For the year ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment and non-cash impairment loss related to a trade name write-off of Media Payments. For the year ended December 31, 2022, reflects non-cash impairment loss related to trade names write-offs of BillingTree and Kontrol.
5) For the year ended December 31, 2023, reflects the changes in management's estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the year ended December 31, 2022, reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
6) Represents compensation expense associated with equity compensation plans.
7) Primarily consists of (i) during the year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix.
8) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2023 and 2022.
9) For the year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the year ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense.

REPAY
Realtime Electronic Payments

27

Adjusted Net Income Reconciliation

($MM)	Q4 2023	Q4 2022
Net Income (Loss)	**($77.7)**	**($8.2)**
Amortization of acquisition-related intangibles[1]	21.0	19.5
Non-cash change in fair value of contingent consideration[2]	–	1.0
Non-cash impairment loss[3]	75.8	8.1
Non-cash change in fair value of assets and liabilities[4]	3.8	(11.4)
Share-based compensation expense[5]	5.9	6.0
Transaction expenses[6]	0.9	2.9
Restructuring and other strategic initiative costs[7]	3.4	3.7
Other non-recurring charges[8]	0.5	7.6
Non-cash interest expense[9]	0.7	0.7
Pro forma taxes at effective rate[10]	(7.9)	(8.2)
Adjusted Net Income	**$26.3**	**$21.8**

1) For the three months ended December 31, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
3) For the three months ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment. For the three months ended December 31, 2022, reflects non-cash impairment loss related to trade names write-offs of BillingTree and Kontrol.
4) For the three months ended December 31, 2023, reflects the changes in management's estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the three months ended December 31, 2022, reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans.
6) Primarily consists of (i) during the three months ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three months ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix.
7) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2023 and 2022.
8) For the three months ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three months ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense.
9) Represents amortization of non-cash deferred debt issuance costs.
10) Represents pro forma income tax adjustment effect associated with items adjusted above.

REPAY
Realtime Electronic Payments

Free Cash Flow Reconciliation Primarily consists of (i) during the three months ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three months ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended December 31, 2023 and 2022. For the three months ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three months ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense. Represents Free Cash Flow / Adjusted EBITDA. $MM Q4 2023 Q4 2022 Net Cash provided by Operating Activities   $34.9 $21.8 Capital expenditures       Cash paid for property and equipment   (0.2) (0.6) Cash paid for intangible assets   (12.9) (7.4) Total capital expenditures (13.1) (7.9) Free Cash Flow   $21.8 $13.9 Adjusted EBITDA $33.5 $35.9 Free Cash Flow Conversion(4)   65% 39%

Depreciation and Amortization Detail Note Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles $MM Q4 2023 Q4 2022 Acquisition-related intangibles $21.0 $19.5 Software 3.2 5.1 Amortization $24.1 $24.6 Depreciation 0.6 0.7 Total Depreciation and Amortization $24.7 $25.3

Card Payment Volume Growth Reconciliation 2023 Full Year $MM Q1 Q2 Q3 Q4 2023 Card Payment Volume Growth 3% 1% (0%) (3%) 0% Acquisitions / (Divestitures) impact (1%) (2%) (2%) (3%) (2%) Organic Card Payment Volume Growth 4% 3% 2% 0% 2% Political media impact (0%) (2%) (5%) (8%) (4%) Normalized Organic Card Payment Volume Growth 4% 5% 7% 8% 6%

Revenue and Gross Profit Growth Reconciliations FY 2023 $MM Consumer Payments Business Payments Total Company Revenue Growth 11% (11%) 6% Acquisitions / (Divestitures) impact (4%) n/a (4%) Organic Revenue Growth 15% (11%) 10% Political Media impact n/a (14%) (2%) Organic Revenue Growth, excl. political media 15% 3% 12% FY 2023 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 11% (8%) 6% Acquisitions / (Divestitures) impact (5%) n/a (4%) Organic Gross Profit Growth 16% (8%) 10% Political Media impact n/a (18%) (3%) Organic GP Growth, excl. political media 16% 10% 13%

Q4 Revenue and Gross Profit Growth Reconciliations Q4 2023 $MM Consumer Payments Business Payments Total Company Revenue Growth 11% (20%) 5% Acquisitions / (Divestitures) impact (6%) n/a (5%) Organic Revenue Growth 17% (20%) 10% Political Media impact n/a (24%) (4%) Organic Revenue Growth, excl. political media 17% 4% 14% Q4 2023 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 6% (13%) 2% Acquisitions / (Divestitures) impact (7%) n/a (6%) Organic Gross Profit Growth 13% (13%) 8% Political Media impact n/a (38%) (5%) Organic GP Growth, excl. political media 13% 25% 13%

Gross Profit Growth Reconciliation 2022 2023 $MM Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Gross Profit Growth 46% 42% 20% 22% 31% 11% 8% 3% 2% 6% Acquisitions / (Divestitures) impact 41% 32% 5% 5% 19% (2%) (4%) (6%) (6%) (4%) Organic Gross Profit Growth 12% 13% 12% 9% 8% 10% Political Media impact 3% (<1%) (2%) (3%) (5%) (3%) Organic GP Growth excl. political media 9% 13% 14% 12% 13% 13%

34

Historical Segment Details

$MM	2022				2023				Full Year	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	2022	2023
Consumer Payments	$5,290.5	$4,918.6	$4,937.8	$5,009.5	$5,534.7	$5,184.4	$5,338.3	$5,361.7	$20,156.5	$21,419.0
Business Payments	1,123.4	1,277.7	1,479.0	1,602.3	1,056.6	1,069.9	1,063.1	1,059.3	5,482.4	4,248.9
Card Payment Volume	**$6,414.0**	**$6,196.3**	**$6,416.8**	**$6,611.8**	**$6,591.3**	**$6,254.4**	**$6,401.3**	**$6,421.0**	**$25,638.9**	**$25,668.0**
Consumer Payments	$61.1	$59.8	$63.0	$64.3	$69.9	$65.9	$68.7	$71.1	$248.2	$275.7
Business Payments	8.9	9.9	11.4	12.3	8.7	9.8	9.7	9.9	42.6	38.1
Intercompany eliminations	*(2.4)*	*(2.3)*	*(2.9)*	*(4.0)*	*(4.1)*	*(4.0)*	*(4.1)*	*(5.0)*	*(11.6)*	*(17.1)*
Revenue	**$67.6**	**$67.4**	**$71.6**	**$72.7**	**$74.5**	**$71.8**	**$74.3**	**$76.0**	**$279.2**	**$296.6**
Consumer Payments	$47.5	$46.1	$49.7	$53.1	$54.6	$51.7	$53.6	$56.2	$195.5	$216.1
Business Payments	5.9	7.0	8.1	8.6	6.0	7.2	7.2	7.5	30.4	28.0
Intercompany eliminations	*(2.4)*	*(2.3)*	*(2.9)*	*(4.0)*	*(4.1)*	*(4.0)*	*(4.1)*	*(5.0)*	*(11.6)*	*(17.1)*
Gross Profit	**$51.0**	**$50.7**	**$54.9**	**$57.8**	**$56.6**	**$54.9**	**$56.7**	**$58.7**	**$214.4**	**$226.9**
Consumer Payments	1.15%	1.22%	1.28%	1.28%	1.26%	1.27%	1.29%	1.33%	1.23%	1.29%
Business Payments	0.79%	0.78%	0.77%	0.77%	0.82%	0.92%	0.91%	0.93%	0.78%	0.90%
Take Rate	**1.05%**	**1.09%**	**1.12%**	**1.10%**	**1.13%**	**1.15%**	**1.16%**	**1.18%**	**1.09%**	**1.16%**
Consumer Payments	77.8%	77.0%	79.0%	82.6%	78.1%	78.4%	78.0%	79.0%	78.8%	78.4%
Business Payments	66.5%	70.0%	70.4%	70.1%	69.5%	73.3%	74.1%	76.6%	71.4%	73.5%
Gross Profit Margin	**75.5%**	**75.2%**	**76.8%**	**79.5%**	**75.9%**	**76.5%**	**76.3%**	**77.3%**	**76.8%**	**76.5%**

Note: Historical periods reflect the reclassification of volumes, revenue, and gross profit between Consumer Payments and Business Payments segments

REPAY
Realtime Electronic Payments